UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 14, 2011

Exide Technologies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13000 Deerfield Parkway, Building 200, Milton, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2011, Exide Technologies (the "Company") issued a press release announcing that Paul Hirt, Jr., will join the Company as President--Exide Americas on or about November 18, 2011 (the "Commencement Date"). Mr. Hirt will replace Bruce Cole, who will transition to his new position as Executive Vice President--Strategy and Business Development as of the Commencement Date.

Mr. Hirt, 52, most recently served as President and Chief Executive Officer of Sigma Electric Manufacturing Company from 2007 until October 2011. Mr. Hirt previously served from 1981 to 2007 in a number of positions at General Electric Company, most recently as General Manager, Americas Sales--GE Silicones from 2004 to 2007.

Mr. Hirt has no family relationships with any director or executive officer of the Company, and there are no transactions in which Mr. Hirt has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Under the terms of his offer, Mr. Hirt will receive annual base compensation of $400,000, a monthly automobile allowance of $950, target annual short-term incentive compensation equal to 50% of base salary, with the fiscal 2012 award prorated based on his Commencement Date, and an annual long-term incentive grant of 100% of base salary, with the fiscal 2012 award granted as of his Commencement Date.

Mr. Hirt will receive a $250,000 cash inducement payment payable on the first anniversary of his Commencement Date. Mr. Hirt will be required to re-pay a pro-rata portion of any of the cash inducement if he does not remain employed past the second anniversary of the Commencement Date. Mr. Hirt will also receive an equity award of 100,000 shares of restricted stock to be granted as of the Commencement Date under the Company's 2009 Stock Incentive Plan, which will vest after the third year of continuous service following the Commencement Date.

A copy of the press release issued by the Company announcing the appointment of Mr. Hirt is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated October 19, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

October 19, 2011	By:	Phillip A. Damaska

Name: Phillip A. Damaska
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 19, 2011